Exhibit 99.1

Montage Resources Corporation Announces First Quarter Production Outperformance, Updated Hedge Portfolio Position and First Quarter Earnings Release Schedule

IRVING, TX- April 23, 2020- (BUSINESS WIRE) - Montage Resources Corporation (NYSE:MR) (the “Company” or “Montage Resources”) today announced preliminary first quarter 2020 production, an updated hedge portfolio position and first quarter 2020 earnings release schedule.

Production and Hedging Updates:

•

Exceeded the Company’s most recent production guidance range of 585-600 MMcfe per day with the preliminary net production for the first quarter 2020 averaging approximately 611 MMcfe per day, which is above analyst consensus estimates

•	Increased its 2020 natural gas hedges and now has approximately 65% of its projected natural gas production in 2020 hedged with an average floor price of approximately $2.62 per MMbtu
•	Increased its 2021 natural gas hedges and now has an average of approximately 175,000 MMbtu per day of natural gas production with an average floor price of approximately $2.48 per MMbtu

John Reinhart, President and CEO, commented on the Company’s first quarter production and operational update, “We have continued to maintain a disciplined approach to managing our capital expenditures, preserving liquidity, and optimizing our cost structure while we adjust the 2020 business plan for cash flow generation.  The outstanding first quarter production results reflect the outperformance of our wells and the strong execution of the Montage team. The Company is positioned favorably regarding liquidity and corporate commitments that facilitate a disciplined and flexible approach to value accretive development. Montage will remain nimble as we continue to optimize and evaluate our 2020 development plan and monitor market conditions. In addition, we are continuing to act opportunistically in the current commodity price environment to add additional downside protection to our cash flows by actively managing our hedge book. Finally, the combination of COVID-19 pandemic and the oil market downturn has been extremely difficult on our industry and I would like to recognize our employees, contractors and other stakeholders for their continued support as we manage through this unprecedented time with a focus on safely executing our business plan and protecting shareholder value.”

Earnings Release and Conference Call

The Company will release its first quarter 2020 financial and operational results after the market close on Thursday, May 7, 2020.

A conference call to review the Company’s first quarter 2020 financial and operational results is scheduled for Friday, May 8, 2020, at 10:00 a.m. Eastern Time. To participate in the call, please dial 877-709-8150 or 201-689-8354 for international callers and reference Montage Resources First Quarter 2020 Earnings Call. A replay of the call will be available through July 8, 2020. To access the phone replay, dial 877-660-6853 or 201-612-7415 for international callers. The conference ID is 13702797. A live webcast of the call may be accessed through the Investor Center on the Company’s website at www.montageresources.com. The webcast will be archived for replay on the Company’s website for six months.

About Montage Resources

Montage Resources is an exploration and production company with approximately 195,000 net effective core undeveloped acres currently focused on the Utica and Marcellus Shales of Southeast Ohio, West Virginia and North Central Pennsylvania. For more information, please visit the Company’s website at www.montageresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release, including statements regarding Montage Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, and plans and objectives of management are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “will,” “would,” ”should,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “continue,” “position,” “potential,” “committed,” “target, ”project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Montage Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Montage Resources’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission on March 10, 2020 (the “2019 Annual Report”) and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

Forward-looking statements may include, but are not limited to, statements about business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of future production of natural gas, NGLs and oil; hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under commercial agreements; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; the costs, terms and availability of downstream transportation services; credit markets; uncertainty regarding future operating results, including initial production rates and liquid yields in type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical, including, without limitation, the guidance set forth herein.

Montage Resources cautions you that all these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, the severity and continued duration of the COVID-19 pandemic, related economic effects and the resulting negative impact on the demand for natural gas, NGLs and oil; operational challenges relating to the COVID-19 pandemic, including logistical challenges, protecting the health and well-being of the Company’s employees, remote work arrangements, performance of counterparty contracts and supply chain disruptions; legal and environmental risks; drilling and other operating risk;, regulatory changes; commodity price volatility and declines in the price of natural gas, NGLs, and oil; inflation; lack of availability of drilling, production and processing equipment and services; counterparty credit risk; the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production; cash flow and access to capital; the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the 2019 Annual Report and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement and are based on assumptions that Montage Resources believes to be reasonable but that may not prove to be accurate. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Montage Resources or persons acting on its behalf may issue. Except as otherwise required by applicable law, Montage Resources disclaims any duty to update any forward-looking statements to reflect new information or events or circumstances after the date of this press release.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact:

Montage Resources Corporation

Douglas Kris, Investor Relations

469-444-1736

dkris@mresources.com